UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2025

AINOS, INC.
(Exact name of registrant as specified in its charter)

Texas	001-41461	75-1974352
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8880 Rio San Diego Drive, Ste. 800, San Diego, CA 92108

(858) 869-2986

(Address and telephone number, including area code, of registrant’s principal executive offices)

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AIMD	The Nasdaq Stock Market LLC
Warrants to purchase Common Stock	AIMDW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

As previously reported, on August 1, 2021, Ainos, Inc. ( the “Company”) entered into a five-year product development agreement (the “Product Development Agreement”) with Taiwan Carbon Nano Technology Corporation (“TCNT”), as amended on January 9, 2024, July 8, 2024, and October 16, 2024, to co-develop pharmaceutical, medical device and other products defined in the agreement. TCNT controls the company via its majority interest in Ainos Inc., a Cayman Islands corporation (“Ainos KY”) and its direct ownership in the Company. Ainos KY is a shareholder of the Company and holds majority control of the voting power of the Company through certain previously disclosed voting agreements.

On October 15, 2025, the Company and TCNT entered into the fourth addendum to the Product Development Agreement (the “Fourth Addendum Agreement”) to amend the fee for the exclusive use of patents of $50,000 per month (plus 5% sales tax) for a two-year period starting from October 16, 2025, instead of one year starting from October 16, 2024. The parties may negotiate payment terms and subsequent licensing methods thereafter.

The foregoing description of the Fourth Addendum Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Third Addendum Agreement, an English translation of which is filed with this current report on Form 8-K as Exhibit 10.1 and is hereby incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibits
10.1	English Translation of Fourth Addendum to Product Development Agreement, dated October 15, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ainos, Inc.

Date: October 17, 2025	By:	/s/ Chun-Hsien Tsai
	Name:	Chun-Hsien Tsai
	Title:	Chief Executive Officer